Exhibit 99.1

Westrock Coffee Company Announces
Maturity Extension of its Credit Facilities

LITTLE ROCK, June 30, 2026 (BUSINESS WIRE) – Westrock Coffee Company (NASDAQ: WEST) (“Westrock Coffee” or the “Company”), an integrated beverage solutions platform serving the world’s largest brands across packaged coffee, tea, ready-to-drink coffee, energy, and functional beverage categories, today announced the closing of an amendment to the Company’s existing credit agreement that extends the maturity date of approximately $361 million of the loans and commitments under its credit facilities from August 29, 2027 to November 29, 2028, with the remaining approximately $26 million continuing to mature on August 29, 2027. Texas Capital Bank has also become a lender in connection with the amendment.

Chris Pledger, Chief Financial Officer of Westrock Coffee, commented, “Extending the maturity of our credit facility to November 2028 provides Westrock Coffee with meaningful financial flexibility as we move beyond the peak investment phase of our Conway facility and into a period of declining capital intensity and improving free cash flow. Given the continued strength of our business performance, we also elected to terminate the covenant relief period ahead of schedule, which lowers our borrowing costs and reflects the underlying momentum across our platform. I want to thank the banks in our syndicate – Wells Fargo, Bank of America, Truist, Rabobank, First Horizon, Stifel and SMBC – as well as the members of the Farm Credit System, for their continued support and partnership, and we are pleased to welcome Texas Capital Bank as we continue to build a truly exceptional business.”

As a result of the Company’s early termination of the covenant relief period under the credit agreement prior to its scheduled expiration on October 1, 2026, the applicable margin on any loans will decrease, certain restrictions limited to the covenant relief period will no longer apply, and the maximum permitted secured net leverage ratio under the secured net leverage ratio financial covenant will decrease from 5.00x to 4.00x for the test period ending June 30, 2026, and from 4.50x to 4.00x for the test period ending September 30, 2026.

Wells Fargo Securities, LLC acted as lead arranger and bookrunner, and Wells Fargo Bank, National Association acted as administrative agent in connection with the amendment. Wachtell, Lipton, Rosen & Katz served as legal counsel to Westrock Coffee.

About Westrock Coffee Company:

Westrock Coffee is an integrated beverage solutions platform serving the world’s largest brands across packaged coffee, tea, ready-to-drink coffee, energy, and functional beverage categories. With our global manufacturing and sourcing footprint, the Company formulates, manufactures, and packages beverages in cans, glass, multi-serve bottles, single-serve capsules, bulk extract, and concentrates, backed by a digitally traceable supply chain. With operations spanning 10 countries, Westrock Coffee partners with brands across retail, foodservice, convenience, CPG, and hospitality to bring beverage programs to market at scale.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, our future capital intensity, cash flows, long term financing, growth opportunities, and other statements that are not historical facts. These statements are based on information available to Westrock Coffee as of the date hereof and Westrock Coffee is not under any duty to update any of the forward-looking statements after the date of this press release to conform these statements to actual results. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Westrock Coffee as of the date hereof and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor, or others, as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Westrock Coffee. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; our inability to secure an adequate supply of key raw materials, including green coffee and tea, or a disruption in our supply chain, including from tariffs or trade restrictions or global conflicts (including the ongoing conflicts in Europe, the Middle East and Latin America); risks relating to the uncertainty of the projected financial information with respect to Westrock Coffee; risks related to the rollout of Westrock Coffee’s business and the timing of expected business milestones; our inability to successfully commercialize customers at our Conway, Arkansas facility, and generate positive operating cash flows within the anticipated time frame; the effects of competition and industry consolidation on Westrock Coffee’s business; the ability of Westrock Coffee to issue equity or equity-linked securities or obtain, refinance or extend the maturities of debt financing in the future; Westrock Coffee’s future level of indebtedness, which may reduce funds available for other business purposes and reduce the Company’s operational flexibility; Westrock Coffee’s inability to comply with the financial covenants in our credit agreement; the risk that Westrock Coffee fails to attract, motivate or retain qualified personnel; the risk that Westrock Coffee fails to fully realize the potential benefits of acquisitions or joint ventures or has difficulty successfully integrating acquired companies; the loss of significant customers or delays in bringing their products to market; litigation or legal disputes, which could lead us to incur significant liabilities and costs or harm our reputation; the risk of incurring additional costs when Westrock Coffee no longer qualifies as an emerging growth company (as defined in the JOBS Act); and those factors discussed in Westrock Coffee’s Annual Report on Form 10-K, which was filed with the United States Securities and Exchange Commission (the “SEC”) on March 10, 2026, in Part I, Item 1A “Risk Factors” and other documents Westrock Coffee has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Westrock Coffee does not presently know, or that Westrock Coffee currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect Westrock Coffee’s expectations, plans, or forecasts of future events and views as of the date of this press release. Westrock Coffee anticipates that subsequent events and developments will cause Westrock Coffee’s assessments to change. However, while Westrock Coffee may elect to update these forward-looking statements at some point in the future, Westrock Coffee specifically disclaims any obligation to do so unless required by applicable law. These forward-looking statements should not be relied upon as a representation of Westrock Coffee’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Media:

PR@westrockcoffee.com

Investor Contact:

IR@westrockcoffee.com

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